                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 28, 2000




                              CONSECO FINANCE CORP.
                       CONSECO FINANCE SECURIZATIONS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 333-92315 and
         Delaware                 33-92315-01                41-1807858
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(State or other jurisdiction      (Commission               (IRS employer
     of incorporation)            file number)            identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                          ---------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership.
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events.
         ------------

         Not applicable.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                  Exhibit No.       Description
                  -----------       -----------

                     99.1 Information with respect to certain manufactured housing installment sale contracts and installment loan agreements to be transferred to the trust formed in connection with the $425,250,000 (Approximate) Manufactured Housing

                                       2
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                                    Contract Senior/Subordinate Pass-Through
                                    Certificates, Series 2000-6, issued by
                                    Conseco Finance Securitizations Corp., as
                                    Seller and Conseco Finance Corp., as
                                    Servicer.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSECO FINANCE CORP.

                                         By: /s/ Phyllis A. Knight
                                             -----------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer



                                         CONSECO FINANCE SECURITIZATIONS CORP.

                                         By: /s/ Phyllis A. Knight
                                             -----------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer

                                       3